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                           SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                       FORM 8-K

                                    CURRENT REPORT


                              -------------------------

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

                              -------------------------

                          DATE OF REPORT: February 7, 2000
                         (Date of earliest event reported)


                            PHOTOGEN TECHNOLOGIES, INC.
                (Exact name of registrant as specified in its charter)


             NEVADA                      0-23553               36-4010347
  (State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
  of incorporation or                                       Identification No.)
  organization)

               7327 OAK RIDGE HIGHWAY, SUITE B
               KNOXVILLE, TENNESSEE                           37931
               (Address of principal executive offices)       (Zip Code)

                                     (423) 769-4011
                  (Registrant's telephone number including area code)


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ITEM 5.OTHER EVENTS.

     Photogen Technologies, Inc. (the "Company") issued a press release
announcing   that it has initiated a formal search for a new Chief Executive
Officer. The Press Release, dated February 7, 2000, is attached as Exhibit 99 hereto.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  The following exhibit is filed with this report:

99 Press release of the Company, dated February 7, 2000, announcing that it has initiated a formal search for a new Chief Executive Officer


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Photogen Technologies, Inc.



                                       By: /s/ Tim Scott
                                           --------------------------
                                           Tim Scott, Vice President
Date:  February 8, 2000


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                              EXHIBIT INDEX

Exhibit    Description
No.

99 Press release of the Company, dated February 7, 2000, announcing that it has initiated a formal search for a new Chief Executive Officer


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                                                                    Exhibit 99


                  PHOTOGEN TECHNOLOGIES ANNOUNCES EXECUTIVE SEARCH
                 Company Expansion Triggers Management Restructure


KNOXVILLE, TENN., Feb. 7, 2000 -- The Board of Directors of Photogen Technologies, Inc. (NASDAQ: PHGN) today announced that it has initiated a formal search for a new Chief Executive Officer for the Company along with a management restructuring effective immediately.

"Photogen Technologies has developed rapidly since its inception in 1997. It is time for the founders to turn over management to a seasoned professional who will lead the company through clinical trials, regulatory approvals and product development," said John Smolik.

As part of the restructuring, Smolik steps down from the positions of Chairman, CEO and President of Photogen Technologies. Those positions will be filled on an interim basis by Timothy Scott, Ph.D., who previously held the positions of Vice President and Chief Operating Officer.

Smolik will continue as a Director with the Company and retain the positions of Chairman and President of Photogen, Inc., the principal operating subsidiary of Photogen Technologies. Smolik also remains a director of Sentigen Ltd., Photogen's 80 percent joint venture subsidiary with Elan Corporation. Smolik will hold these positions until the new CEO is on board.

ABOUT PHOTOGEN

Photogen Technologies, Inc. is a development-stage company focused on creating therapeutic and diagnostic products based on its proprietary multi-photon excitation and other related technologies. The company has discovered new methods for using energy from lasers, X-rays or other sources to activate photoactive agents within tissue sufficient to produce a range of beneficial therapeutic and diagnostic outcomes. These technologies involve methods, materials and devices that may be used to produce light or other energy and photoactive agents and to destroy diseased cells, remove tissue or identify and diagnose disease. Photogen has U.S. patents and additional pending applications in the U.S. and elsewhere for certain of its proprietary technology. The company has no diagnostic or therapeutic products at this time.

Statements in this release that are not strictly historical are "forward-looking" statements that are made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995.


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Forward-looking statements involve known and unknown risks, which may cause the company's actual results in the future to differ materially from expected results. These risks are qualified in their entirety by cautionary language and risk factors set forth in the company's filings with the Securities and Exchange Commission.

Media Contacts: Hilary Kaye or Joan Murray at Hilary Kaye Associates (714) 426-0444 (PST) or jmurray@hkamarcom.com.

Investor Relations Contact: Jonathan Fassberg at The Trout Group (212) 477-9007 (EST) or jonathan@troutgroup.com.



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